UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: January 6, 2012

SINO ASSURANCE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50002	52-2175896
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, 6009 Yitian Road, New World Center, Futian District, Shenzhen, People’s Republic of China
(Address of Principal Executive Office)

Registrant’s telephone number, including area code 86-755-82520166

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2012, the Board of Directors of Sino Assurance Inc., (the “Registrant”) approved the adoption of amended bylaws to become effective immediately as of the date of adoption.  The board of directors approved the adoption of amended bylaws pursuant to, and in accordance with, the provisions of Section 109 of the Delaware General Corporations Law and Article Seven of the previously adopted bylaws of the Registrant.  The amended bylaws were adopted to provide that action may be taken by the shareholders without a formal meeting by consent, if such consent is executed in writing by a majority of the shareholders entitled to vote and if allowed under the laws of the state of incorporation.

ITEM 9.01 Financial Statements and Exhibits

(d)  The following exhibit is filed herewith:

3.3  Amended Bylaws of Sino Assurance Inc., adopted and effective as of January 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO ASSURANCE INC.

By: /s/ Guokang Tu, Chief Executive Officer and Chairman

Date: January 6, 2012

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